PROVISIONS	12 Months Ended
Dec. 31, 2023
PROVISIONS
Provisions
NOTE 30 – PROVISIONS

USDm	2023	2022	2021
Cargo claim provisions	—	6.5	18.3
Warranty provisions	0.6	0.3	—
Balance as of December 31	0.6	6.8	18.3

In 2020, TORM was involved in cargo claims relating to a customer having granted indemnities for discharge of cargoes, and not being able to honor those obligations. The cases involved irregular activities by the customer. Legal action was initiated by TORM in the UK and in India against the customer and related individuals. During 2022, TORM settled one claim and reassessed its provisions for the remaining part of the case complex, which led to the reversal of provisions amounting to USD 6.3m. As of December 31, 2023, TORM has reassessed the provision and reversed the remaining provision of USD 6.5m relating to the case complex to reflect the current legal assessment of the outcome. TORM has estimated the potential exposure to be up to USD 16.6m should TORM contrary to current expectations not defeat any part of the claims in the case complex. Legal proceedings are still ongoing and the outcome is therefore subject to uncertainty.
Warranty provisions relate to sold marine exhaust equipment.
Accounting Policies
Provisions are recognized when the Group has a legal or constructive obligation as a result of past events, and when it is probable that this will lead to an outflow of resources which can be reliably estimated. Provisions are measured at the estimated liability expected to arise, considering the time value of money.